EXHIBIT 99.4
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Rating Agency expected losses:
         S&P:           0.50
         Moodys:        1.10


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                           GSAA 05 11

==============================================================================



--------------------------------------
Stats
--------------------------------------
Count: 1591
Schedule Balance:  $532,044,248.01
AverageSched Bal:  $334,408.70
GrossWAC: 5.939
NetWAC: 5.673
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.81
Periodic CAP: 1.48
MAXRATE: 11.65
MINRATE: 2.49
MTR: 44.28
MARGIN: 2.41
OLTV: 78.06
COLTV: 93.83
FICO: 720.923
--------------------------------------


--------------------------------------
Current Rate                Percent
--------------------------------------
4.001 - 4.500                  0.35
4.501 - 5.000                  2.64
5.001 - 5.500                 20.52
5.501 - 6.000                 42.97
6.001 - 6.500                 20.64
6.501 - 7.000                 10.27
7.001 - 7.500                  1.99
7.501 - 8.000                  0.54
8.001 - 8.500                  0.09
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Scheduled Balance           Percent
--------------------------------------
0.01 - 50,000.00               0.04
50,000.01 - 100,000.00         1.12
100,000.01 - 150,000.00        4.82
150,000.01 - 200,000.00        5.85
200,000.01 - 250,000.00        7.57
250,000.01 - 275,000.00        3.29
275,000.01 - 350,000.00       10.62
350,000.01 - 400,000.00       11.67
400,000.01 - 450,000.00       13.85
450,000.01 - 500,000.00       11.64
500,000.01 - 550,000.00        6.54
550,000.01 - 600,000.00        6.92
600,000.01 - 750,000.00       10.02
750,000.01 - 850,000.00        1.21
850,000.01 - 950,000.00        1.17
950,000.01 - 1,000,000.00      2.06
1,000,000.01 - 1,250,000.00    0.22
1,250,000.01 - 1,500,000.00    0.81
1,500,000.01 >=                0.61
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Original Term               Percent
--------------------------------------
360                          100.00
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
RemTerm                     Percent
--------------------------------------
351.000                        0.13
353.000                        0.19
354.000                        0.04
355.000                        0.85
356.000                        3.97
357.000                        7.15
358.000                       23.52
359.000                       54.68
360.000                        9.46
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Am WAM                      Percent
--------------------------------------
0.000 - 59.999                93.73
300.000 - 359.999              5.07
360.000 >=                     1.20
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Age                         Percent
--------------------------------------
0                              9.46
1                             54.68
2                             23.52
3                              7.15
4                              3.97
5                              0.85
6                              0.04
7                              0.19
9                              0.13
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
States                      Percent
--------------------------------------
CA                            55.08
FL                             4.93
AZ                             4.41
WA                             4.02
VA                             4.27
MD                             3.32
CO                             2.55
IL                             2.49
GA                             2.04
NV                             2.46
Other                         14.42
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Original LTV                Percent
--------------------------------------
0.001 - 50.000                 0.64
50.001 - 60.000                0.99
60.001 - 70.000                7.62
70.001 - 75.000                5.51
75.001 - 80.000               85.21
85.001 - 90.000                0.02
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Combined LTV                Percent
--------------------------------------
0.001 - 50.000                 0.20
50.001 - 60.000                0.23
60.001 - 70.000                0.42
70.001 - 75.000                0.96
75.001 - 80.000                3.53
80.001 - 85.000                4.30
85.001 - 90.000               28.37
90.001 - 95.000               21.40
95.001 - 100.000              40.59
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
FICO                        Percent
--------------------------------------
620.000 - 639.999              1.21
640.000 - 659.999              3.65
660.000 - 679.999             10.77
680.000 - 699.999             17.43
700.000 - 719.999             16.46
720.000 - 739.999             15.38
740.000 - 759.999             16.32
760.000 - 779.999             10.52
780.000 - 799.999              6.74
800.000 - 819.999              1.46
820.000 - 839.999              0.06
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
PMI                         Percent
--------------------------------------
GEMICO                         0.02
OLTV <= 80 - NO MI            99.98
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Occupancy Code              Percent
--------------------------------------
NON OWNER                     11.16
OWNER OCCUPIED                85.97
SECOND HOME                    2.87
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Property Type               Percent
--------------------------------------
2-4 FAMILY                     4.68
CONDO                         13.57
PUD                           21.22
SINGLE FAMILY                 60.53
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Purpose                     Percent
--------------------------------------
CASHOUT REFI                   8.61
PURCHASE                      80.52
RATE/TERM REFI                10.87
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Documentation Type          Percent
--------------------------------------
FULL/ALT DOC                  25.73
NO DOC                         7.99
STATE INCOME/STATED ASSET     66.28
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Interest Only               Percent
--------------------------------------
N                              6.27
Y                             93.73
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Interest Only Term          Percent
--------------------------------------
0.000                          6.27
36.000                         7.21
60.000                        12.79
84.000                         0.51
120.000                       73.22
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Silent                      Percent
--------------------------------------
Y                            100.00
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Prepay Flag                 Percent
--------------------------------------
N                             80.07
Y                             19.93
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Prepay Term                 Percent
--------------------------------------
0.000                         80.07
6.000                          0.36
12.000                         0.90
24.000                         0.02
30.000                         0.04
36.000                        17.70
42.000                         0.35
60.000                         0.56
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
DTI                         Percent
--------------------------------------
<=0.000                        3.85
0.001 - 10.000                 0.54
10.001 - 20.000                1.38
20.001 - 30.000               11.27
30.001 - 40.000               57.88
40.001 - 50.000               24.67
50.001 - 60.000                0.40
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Conforming                  Percent
--------------------------------------
CONFORMING                    36.05
NON CONFORMING                63.95
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Arm Index                   Percent
--------------------------------------
1 YEAR CMT                     0.47
1 YEAR LIBOR                  29.98
6 MONTH LIBOR                 69.55
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Margins                     Percent
--------------------------------------
1.501 - 2.000                  0.12
2.001 - 2.500                 73.47
2.501 - 3.000                 24.69
3.001 - 3.500                  1.31
3.501 - 4.000                  0.22
4.001 - 4.500                  0.19
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
First Adjustment Cap        Percent
--------------------------------------
1.000                          0.12
1.500                          0.19
2.000                          8.15
3.000                          8.71
5.000                         59.07
6.000                         23.77
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Periodic Cap                Percent
--------------------------------------
1.000                         51.57
1.500                          0.19
2.000                         48.25
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Max Rate                    Percent
--------------------------------------
9.001 - 9.500                  0.30
9.501 - 10.000                 0.57
10.001 - 10.500                4.72
10.501 - 11.000               15.14
11.001 - 11.500               22.08
11.501 - 12.000               32.60
12.001 - 12.500               15.57
12.501 - 13.000                7.94
13.001 - 13.500                0.91
13.501 - 14.000                0.17
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Floor Rate                  Percent
--------------------------------------
2.001 - 2.500                 71.30
2.501 - 3.000                 24.99
3.001 - 3.500                  1.20
3.501 - 4.000                  0.65
5.001 - 5.500                  0.35
5.501 - 6.000                  0.50
6.001 - 6.500                  0.77
6.501 - 7.000                  0.17
7.001 >=                       0.08
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Months To Roll              Percent
--------------------------------------
8.                             0.19
9.                             0.38
10.                            0.45
11.                            3.23
12.                            2.15
21.                            0.12
22.                            1.39
23.                            4.12
24.                            0.18
29.                            0.19
30.                            0.04
32.                            0.56
33.                            1.80
34.                            9.96
35.                           25.89
36.                            1.76
51.                            0.13
55.                            0.85
56.                            3.22
57.                            4.87
58.                           11.57
59.                           19.66
60.                            5.11
61.                            0.26
82.                            0.02
83.                            1.64
117.                           0.03
118.                           0.05
119.                           0.18
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Number of Units             Percent
--------------------------------------
1                             95.32
2                              2.87
3                              0.77
4                              1.04
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Product Type                Percent
--------------------------------------
1 YEAR ARM                     6.39
10 YEAR ARM                    0.25
2 YEAR ARM                     5.82
3 YEAR ARM                    40.20
5 YEAR ARM                    45.68
7 YEAR ARM                     1.66
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Self Employment Flag        Percent
--------------------------------------
N                             76.91
Y                             23.09
--------------------------------------
Total:                       100.00
--------------------------------------


--------------------------------------
Originator                  Percent
--------------------------------------
COUNTRYWIDE                    1.17
GOLDMAN MORTGAGE CO.          34.66
GREENPOINT                    50.13
NATCITY                        7.88
SUNTRUST                       6.17
--------------------------------------
Total:                       100.00
--------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                              Sep 6, 2005 13:56                    Page 1 of 1

Goldman Sachs                           GSAA 05 11

==============================================================================



------------------------------------------------
Stats
------------------------------------------------
Count: 2679
Schedule Balance:  $846,640,961.75
AverageSched Bal: $316,028.73
GrossWAC: 5.964
NetWAC: 5.684
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
First CAP: 4.90
Periodic CAP: 1.57
MAXRATE: 11.58
MINRATE: 2.45
MTR: 47.31
MARGIN: 2.40
OLTV: 77.50
COLTV: 86.86
FICO: 716.577
------------------------------------------------


------------------------------------------------
Current Rate                       Percent
------------------------------------------------
4.001 - 4.500                         0.19
4.501 - 5.000                         2.27
5.001 - 5.500                        19.82
5.501 - 6.000                        42.05
6.001 - 6.500                        21.73
6.501 - 7.000                        10.82
7.001 - 7.500                         2.44
7.501 - 8.000                         0.54
8.001 - 8.500                         0.13
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Scheduled Balance                  Percent
------------------------------------------------
0.01 - 50,000.00                      0.04
50,000.01 - 100,000.00                1.60
100,000.01 - 150,000.00               5.81
150,000.01 - 200,000.00               7.49
200,000.01 - 250,000.00               8.27
250,000.01 - 275,000.00               3.82
275,000.01 - 350,000.00              11.00
350,000.01 - 400,000.00              10.42
400,000.01 - 450,000.00              11.43
450,000.01 - 500,000.00              10.25
500,000.01 - 550,000.00               6.20
550,000.01 - 600,000.00               6.80
600,000.01 - 750,000.00               9.16
750,000.01 - 850,000.00               1.61
850,000.01 - 950,000.00               1.90
950,000.01 - 1,000,000.00             2.11
1,000,000.01 - 1,250,000.00           0.41
1,250,000.01 - 1,500,000.00           0.86
1,500,000.01 >=                       0.80
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Original Term                      Percent
------------------------------------------------
360                                 100.00
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
RemTerm                            Percent
------------------------------------------------
351.000                               0.14
352.000                               0.05
353.000                               0.12
354.000                               0.38
355.000                               1.25
356.000                               8.21
357.000                               9.75
358.000                              23.53
359.000                              48.49
360.000                               8.07
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Am WAM                             Percent
------------------------------------------------
0.000 - 59.999                      100.00
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Age                                Percent
------------------------------------------------
0                                     8.07
1                                    48.49
2                                    23.50
3                                     9.77
4                                     8.21
5                                     1.25
6                                     0.38
7                                     0.12
8                                     0.05
9                                     0.14
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
States                             Percent
------------------------------------------------
CA                                   51.05
FL                                    8.11
AZ                                    5.01
GA                                    3.10
VA                                    4.64
WA                                    3.60
MD                                    3.06
IL                                    2.31
NV                                    2.73
CO                                    2.24
Other                                14.15
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Original LTV                       Percent
------------------------------------------------
0.001 - 50.000                        1.61
50.001 - 60.000                       2.75
60.001 - 70.000                       9.89
70.001 - 75.000                       7.78
75.001 - 80.000                      71.13
80.001 - 85.000                       0.75
85.001 - 90.000                       4.13
90.001 - 95.000                       1.91
95.001 - 100.000                      0.05
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Combined LTV                       Percent
------------------------------------------------
0.001 - 50.000                        1.48
50.001 - 60.000                       2.18
60.001 - 70.000                       5.84
70.001 - 75.000                       4.99
75.001 - 80.000                      22.67
80.001 - 85.000                       3.23
85.001 - 90.000                      20.18
90.001 - 95.000                      14.79
95.001 - 100.000                     24.65
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
FICO                               Percent
------------------------------------------------
620.000 - 639.999                     1.15
640.000 - 659.999                     5.58
660.000 - 679.999                    13.56
680.000 - 699.999                    18.08
700.000 - 719.999                    16.40
720.000 - 739.999                    13.66
740.000 - 759.999                    14.06
760.000 - 779.999                     9.62
780.000 - 799.999                     6.21
800.000 - 819.999                     1.63
820.000 - 839.999                     0.04
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
PMI                                Percent
------------------------------------------------
GEMICO                                0.80
LPMI-PMI                              1.09
MORTGAGE GUARANTY INSURANCE CO        0.07
OLTV <= 80 - NO MI                   93.16
PMI MORTGAGE INSURANCE CO             1.86
RADIAN                                0.39
REPUBLIC MORTGAGE INSUANCE CO         1.25
UGIC                                  1.39
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Occupancy Code                     Percent
------------------------------------------------
NON OWNER                            18.19
OWNER OCCUPIED                       78.01
SECOND HOME                           3.80
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Property Type                      Percent
------------------------------------------------
2-4 FAMILY                            5.36
CONDO                                12.45
PUD                                  21.00
SINGLE FAMILY                        61.19
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Purpose                            Percent
------------------------------------------------
CASHOUT REFI                         22.67
PURCHASE                             66.03
RATE/TERM REFI                       11.30
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Documentation Type                 Percent
------------------------------------------------
FULL/ALT DOC                         23.74
NO DOC                               17.53
STATE INCOME/STATED ASSET            58.73
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Interest Only                      Percent
------------------------------------------------
Y                                   100.00
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Interest Only Term                 Percent
------------------------------------------------
36.000                                8.13
60.000                               14.48
84.000                                1.23
120.000                              76.16
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Silent                             Percent
------------------------------------------------
N                                    41.10
Y                                    58.90
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Prepay Flag                        Percent
------------------------------------------------
N                                    83.59
Y                                    16.41
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Prepay Term                        Percent
------------------------------------------------
0.000                                83.59
6.000                                 0.06
12.000                                0.95
24.000                                0.01
30.000                                0.04
36.000                               14.66
42.000                                0.27
60.000                                0.40
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
DTI                                Percent
------------------------------------------------
<=0.000                              10.21
0.001 - 10.000                        0.58
10.001 - 20.000                       2.45
20.001 - 30.000                      11.57
30.001 - 40.000                      51.56
40.001 - 50.000                      23.01
50.001 - 60.000                       0.61
60.001 - 70.000                       0.01
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Conforming                         Percent
------------------------------------------------
CONFORMING                           41.09
NON CONFORMING                       58.91
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Arm Index                          Percent
------------------------------------------------
1 YEAR CMT                            0.41
1 YEAR LIBOR                         38.32
6 MONTH LIBOR                        61.28
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Margins                            Percent
------------------------------------------------
1.501 - 2.000                         0.09
2.001 - 2.500                        74.71
2.501 - 3.000                        24.18
3.001 - 3.500                         0.90
4.001 - 4.500                         0.12
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
First Adjustment Cap               Percent
------------------------------------------------
1.000                                 0.07
1.500                                 0.12
2.000                                 6.40
3.000                                 7.16
5.000                                61.83
6.000                                24.41
6.875                                 0.02
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Periodic Cap                       Percent
------------------------------------------------
1.000                                43.12
1.500                                 0.12
2.000                                56.76
------------------------------------------------
Total:                              100.00
------------------------------------------------


------------------------------------------------
Max Rate                           Percent
------------------------------------------------
9.001 - 9.500                         0.19
9.501 - 10.000                        0.56
10.001 - 10.500                       5.08
10.501 - 11.000                      17.92
11.001 - 11.500                      23.68
11.501 - 12.000                      31.31
12.001 - 12.500                      14.55
12.501 - 13.000                       5.71
13.001 - 13.500                       0.77
13.501 - 14.000                       0.19
14.001 - 14.500                       0.03
------------------------------------------------
Total:                              100.00
------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                              Sep 6, 2005 13:56                    Page 1 of 2

Goldman Sachs                           GSAA 05 11

==============================================================================



---------------------------------------------
Floor Rate                         Percent
---------------------------------------------
1.501 - 2.000                         0.02
2.001 - 2.500                        73.16
2.501 - 3.000                        24.30
3.001 - 3.500                         0.90
3.501 - 4.000                         0.27
5.001 - 5.500                         0.27
5.501 - 6.000                         0.40
6.001 - 6.500                         0.48
6.501 - 7.000                         0.15
7.001 >=                              0.05
---------------------------------------------
Total:                              100.00
---------------------------------------------


---------------------------------------------
Months To Roll                     Percent
---------------------------------------------
8.                                    0.12
9.                                    0.33
10.                                   0.28
11.                                   2.18
12.                                   1.75
21.                                   0.08
22.                                   1.23
23.                                   2.87
24.                                   0.12
29.                                   0.12
30.                                   0.14
31.                                   0.05
32.                                   0.35
33.                                   1.42
34.                                   9.44
35.                                  20.44
36.                                   1.33
51.                                   0.14
52.                                   0.05
54.                                   0.25
55.                                   1.21
56.                                   7.69
57.                                   7.85
58.                                  12.29
59.                                  20.68
60.                                   4.66
61.                                   0.17
82.                                   0.22
83.                                   2.20
84.                                   0.06
117.                                  0.10
118.                                  0.03
119.                                  0.16
---------------------------------------------
Total:                              100.00
---------------------------------------------


---------------------------------------------
Number of Units                    Percent
---------------------------------------------
1                                    94.56
2                                     2.75
3                                     1.40
4                                     1.30
---------------------------------------------
Total:                              100.00
---------------------------------------------


---------------------------------------------
Product Type                       Percent
---------------------------------------------
1 YEAR ARM                            4.66
10 YEAR ARM                           0.29
2 YEAR ARM                            4.30
3 YEAR ARM                           33.29
5 YEAR ARM                           54.99
7 YEAR ARM                            2.47
---------------------------------------------
Total:                              100.00
---------------------------------------------


---------------------------------------------
Self Employment Flag               Percent
---------------------------------------------
N                                    78.34
Y                                    21.66
---------------------------------------------
Total:                              100.00
---------------------------------------------


---------------------------------------------
Originator                         Percent
---------------------------------------------
COUNTRYWIDE                           0.99
GOLDMAN MORTGAGE CO.                 34.08
GREENPOINT                           39.97
NATCITY                              10.03
SUNTRUST                             14.88
WELLS FARGO                           0.05
---------------------------------------------
Total:                              100.00
---------------------------------------------



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